SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2003



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-25239                 51-0379417
 (State of Incorporation)         (Commission File No.)  (IRS Employer I.D. No.)




                  16101 LaGrande Drive, Suite 103
                  Little Rock, Arkansas                                 72223
                  (Address of Principal Executive Office)            (Zip code)


        Registrant's telephone number, including area code: 501-324-7282



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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes on the attached Exhibit 99.1, as Regulation F-D Disclosure, its announcement to investors of the Board of Directors' decision to declare a quarterly cash dividend of $0.125 per share.

  Exhibit No.      Document Description

     99.1          Press Release Announcing Quarterly Cash Dividend



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              SUPERIOR FINANCIAL CORP.
                                              ------------------------
                                                      (Registrant)





Date:    March 20, 2003                   /s/ Robert A. Kuehl
                                          --------------------------------------
                                          Robert A. Kuehl
                                          Chief Financial Officer





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